Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

PVone Capital, LLC (the “Company”)
Capital One Securities, Inc.
(together, the “Specified Parties”)

Re: PVOne 2025-1, LLC – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “PVONE 2025-1 Loan File Review Tape_As of 12.31.2024_Prepared on 1.23.2025_KPMG.xlsx” provided by the Company on January 24, 2025, containing information on 6,075 tax liens comprised of 2,801 tax liens as of December 31, 2024 and 3,274 tax liens as of January 7, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by PVOne 2025-1, LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages and dates with respect to Purchase Date were within $1.00, 0.50%, and 8 days, respectively, except for dollar amounts differences related to Market Value which were within $12.00.

•	The term “Sources” means the following information and documents provided by the Company:

–	Scanned copies of the Auction Summary, Certificate Details, Certificate of Purchase, Certificate of Sale, Buy Sheet, Noticing Fee, Parcel Summary, Property Bill, Property Detail, Property Record, Purchase Detail, Purchase Agreement, Tax Roll Property Summary, Tax Sale Certificate, Tax Certificate, Notice of Intent to Foreclose, Request for Foreclosure, Attorney Fee Detail, and electronic mail correspondence confirming details of the tax liens purchased from auctions (the “Auction Purchase Confirmation Emails”), which were represented by the Company to be copies of the original documents;

–	Property Type and Market Value (property appraisal value) related to one or more tax liens sold by a specific county, which we obtained from the specific county assessor’s websites (“County Assessor’s Websites”) listed in Exhibit B;

–	The term “Statutory Penalty Rate Websites” means state and county websites containing the statutory penalty rates for each state related to the Selected Tax Liens (defined below) listed in Exhibit C.

–	Excel files containing the transaction history for Selected Tax Liens in Ohio (the “Ohio Transaction History Files”) extracted from the Company’s servicing system.

–	Excel file entitled “KPMG_SampleSelection_non_ohio.xlsx” detailing each state’s statutory interest rate, statutory penalty rate, interest rate accrual methodology, and the penalty rate accrual methodology (the “State Interest Overview”).

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology listed in Exhibit D.

•	The term “Provided Information” means the Sources and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 70 Tax Liens from the Data File (the “Selected Tax Liens”). A listing of the Selected Tax Liens is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Tax Liens we were instructed to randomly select from the Data File.

B.	For each Selected Tax Lien, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources/Instructions
Purchase Date	Auction Summary, Auction Purchase Confirmation Emails, Buy Sheet, Certificate Details, Certificate of Sale, Purchase Detail, Tax Roll Property Summary, Tax Sale Certificate and Instructions
Bankruptcy	Instructions
Address	Certificate of Sale, County Assessor’s Websites, Noticing Fee, Parcel Summary, Property Detail, Property Record

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Attribute	Sources/Instructions
County	Auction Summary, Certificate of Sale, County Assessor’s Websites, Parcel Summary, Property Detail, Property Record, Purchase Detail, Noticing Fee and Instructions
State	Auction Summary, County Assessor’s Websites, Certificate of Sale, Certificate of Purchase, Parcel Summary, Property Detail, Property Record
Property Type	Property Detail, Property Record, County Assessors’ Websites and Instructions
Current Interest Rate	Buy Sheet, Certificate Details, Certificate of Purchase, Certificate of Sale, Purchase Detail, Purchase Agreement, Statutory Penalty Rate Websites and Instructions
Current Penalty Rate	Statutory Penalty Rate Websites
Tax Amount	Certificate Details, Certificate of Purchase, Certificate of Sale, Parcel Summary, Property Bill, Purchase Detail, Tax Sale Certificate, Tax Certificate, Notice of Intent to Foreclose, Request for Foreclosure, Attorney Fee Detail, Ohio Transaction History Files and Instructions
Overbid Amount	Certificate of Sale, Purchase Detail, and Instructions
Reimbursable Fees	Certificate of Sale, Noticing Fee, and Instructions
Market Value	Parcel Summary, Property Detail, County Assessor’s Websites, Certificate Details and Instructions
Interest Amount	Tax Amount/Principal and Current Interest Rate from the Data File, statutory interest rate and accrual methodology in the State Interest Overview, Tax Certificate, Notice of Intent to Foreclose, Request for Foreclosure, Attorney Fee Detail, Ohio Transaction History Files and Instructions
Redemptive Value	Tax Amount, Interest Amount, Reimbursable Fees, and Subsequent Tax Amount from the Data File and Instructions
Combined Redemptive Value	Tax Amount, Interest Amount, Reimbursable Fees, Overbid Amount, and Subsequent Tax Amount from the Data File and Instructions

We found such information to be in agreement, except as listed in Exhibit E.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

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We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the tax liens, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the tax liens to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such tax liens being securitized, (iii) the compliance of the originator of the tax liens with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the tax liens that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
February 19, 2025

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Exhibit A – The Selected Tax Liens

Selected Tax Lien	Selected Tax Lien ID	Selected Tax Lien	Selected Tax Lien ID
1	2025-1-01	36	2025-1-36
2	2025-1-02	37	2025-1-37
3	2025-1-03	38	2025-1-38
4	2025-1-04	39	2025-1-39
5	2025-1-05	40	2025-1-40
6	2025-1-06	41	2025-1-41
7	2025-1-07	42	2025-1-42
8	2025-1-08	43	2025-1-43
9	2025-1-09	44	2025-1-44
10	2025-1-10	45	2025-1-45
11	2025-1-11	46	2025-1-46
12	2025-1-12	47	2025-1-47
13	2025-1-13	48	2025-1-48
14	2025-1-14	49	2025-1-49
15	2025-1-15	50	2025-1-50
16	2025-1-16	51	2025-1-51
17	2025-1-17	52	2025-1-52
18	2025-1-18	53	2025-1-53
19	2025-1-19	54	2025-1-54
20	2025-1-20	55	2025-1-55
21	2025-1-21	56	2025-1-56
22	2025-1-22	57	2025-1-57
23	2025-1-23	58	2025-1-58
24	2025-1-24	59	2025-1-59
25	2025-1-25	60	2025-1-60
26	2025-1-26	61	2025-1-61
27	2025-1-27	62	2025-1-62
28	2025-1-28	63	2025-1-63
29	2025-1-29	64	2025-1-64
30	2025-1-30	65	2025-1-65
31	2025-1-31	66	2025-1-66
32	2025-1-32	67	2025-1-67
33	2025-1-33	68	2025-1-68
34	2025-1-34	69	2025-1-69
35	2025-1-35	70	2025-1-70

(*) The Company has assigned a unique Selected Tax Lien ID to each tax lien in the Data File. The Selected Tax Lien IDs referred to in this Exhibit are not the actual Tax Lien IDs.

Exhibit B – County Assessor’s Websites (provided by the Company)

State	County	Website
Alabama	Calhoun	https://altags.com/Calhoun_Revenue/default.aspx
Alabama	Colbert	https://colbertproperty.assurancegov.com/Property/Search
Alabama	Columbiana	https://oh-columbiana- auditor.publicaccessnow.com/Property NumberSearch.aspx
Alabama	Jefferson	https://eringcapture.jccal.org/propsearch
Arizona	Maricopa	https://mcassessor.maricopa.gov
Arizona	Pima	https://www.asr.pima.gov/Parcel/Index
Arizona	Pinal	https://app1.pinal.gov/Search
Illinois	Cook	https://www.cookcountyassessor.com/
Mississippi	Gulfport	https://propertychecker.com/parcel/results
Mississippi	Hinds	https://www.co.hinds.ms.us/
New Jersey	Atlantic City	https://www.njtaxrecords.net/
New Jersey	Newark	https://www.njtaxrecords.net/
New Jersey	Trenton	https://www.countyoffice.org/
New York	Nassau	https://lrv.nassaucountyny.gov/
Ohio	Adams	https://beacon.schneidercorp.com/Application.aspx?AppID=1135&LayerID=28756&PageTypeID=2&PageID=11960&KeyValue=145-00-00-016.008
Ohio	Fairfield	https://beacon.schneidercorp.com/
Ohio	Lawrence	https://lawrencecountyauditor.org/
Ohio	Licking	https://ontrac.lickingcounty.gov/?p=025-068592-00.000
Ohio	Mercer	https://auditor.mercercountyohio.gov
Ohio	Montgomery	https://www.mcrealestate.org/
Ohio	Morrow	https://auditor.co.morrow.oh.us/
Ohio	Ottawa	https://beacon.schneidercorp.com/
Ohio	Stark	https://realestate.starkcountyohio.gov/
Ohio	Tuscarawas	https://auditor.co.tuscarawas.oh.us/
Ohio	Williams	https://realestate.williamscountyoh.gov/Search

Exhibit C – Statutory Websites (provided by the Company)

State	Statutory Penalty Rate Websites
Alabama	https://alison.legislature.state.al.us/code-of-alabama
Arizona	https://law.justia.com/codes/arizona/2017/title-42/section-42-18101/
Illinois	https://law.justia.com/codes/illinois/2019/chapter-35/act-35-ilcs-200/title-7/
Mississippi	https://law.justia.com/codes/mississippi/title-27/chapter-45/section-27-45-3/#:~:text=Upon%20such%20payment%20to%20the,to%20be%20recorded%20without%20acknowledgment%2C
New Jersey	https://www.nj.gov/dca/divisions/dlgs/programs/tax_collector_docs/elements_of_tax_sales_nj.pdf
New York	https://archive.nassaucountyny.gov/agencies/Treasurer/Annual_Tax_Lien_Sale/notice_tax_lien.html#:~:text=That%20section%20states%20that%20the%20maximum%20interest%20%26,Nassau%20County%20will%20be%20called%20the%20%22Differential%20Lien.%22
Ohio	https://codes.ohio.gov/ohio-revised-code/section-323.25

Exhibit D – Instructions

Attribute	Instructions
Purchase Date	If the Purchase Date stated in the “Purchase_Date” field in the Data File does not match the purchase date listed in the Sources, use a threshold of 8 days, which the Company informed us that the difference was due to the lag between the start and end dates of the auctions for the Selected Tax Liens.
Bankruptcy	Consider a blank value in the “Bankruptcy_Flag” field in the Data File to represent that the Selected Tax Lien is not in Bankruptcy. We were informed by the Company that none of the Selected Tax Liens were in Bankruptcy.
County	For Selected Tax Liens in New Jersey, the city of the county seat.
Property Type

Consider a description of “CONV” or “Multifamily” on the County Assessor’s Websites as “Commercial.”

For Selected Tax Liens in Jefferson, Alabama, consider a class code of “3” on the County Assessor’s Websites as “Residential.”

Current Interest Rate	For Selected Tax Liens in New Jersey, if the Overbid Amount was greater than $0, consider the “Current Interest Rate” to be 0.00%.
Tax Amount

For Selected Tax Liens in Cook County, Illinois, recompute the Tax Amount as the total amount listed in the Certificate of Purchase minus a non-redeemable fee of $80.

For Selected Tax Liens in Ohio, recompute the Tax Amount as the sum of the following:

(i)      tax amount purchases from the Tax Certificate, Notice of Intent to Foreclose, or Request for Foreclosure;

(ii)     tax amount payments from the Ohio Transaction History Files;

(iii)    interest bearing recoverable fees at purchase from the Attorney Fee Detail and/or the Tax Certificate, Notice of Intent to Foreclose, or Request for Foreclosure; and,

(iv)    interest bearing recoverable fees payments from the Ohio Transaction History Files

Overbid Amount	For Selected Tax Liens with a blank value or a value of “0” in the “Total_Paid_Overbid_Recoverable_Amount” field in the Data File, consider the Overbid Amount to be $0.
Reimbursable Fees

For Selected Tax Liens with a value of “0” in the “Total_Paid_Recording_ Amount” field in the Data File, consider the Reimbursable Fees to be $0.

For Selected Tax Liens in Cook County, Illinois, subtract a $4.00 take notice fee in the Noticing Fee if the “Total_Paid_Recording_Amount” field in the Data File was greater than or equal to $14.28, else $0.

Attribute	Instructions
Market Value	If the Market Value stated in the “Assessed_Value” field in the Data File is less than the assessed value for tax year 2024 listed in the Sources, consider the assessed value for tax year 2023 listed in the Sources to be the Market Value.
Interest Amount

For Selected Tax Liens not in Ohio, recompute as the sum of:

(a)   the product of

(i)            the “Total_Paid_Tax_Lien_Amount” field in the Data File,

(ii)           the respective statutory interest rate and accrual methodology from the State Interest Overview, and

(iii)          the number of days between the “Purchase_Date” field in the Data File and January 7, 2025;

(b) the product of the

(i)            “Total_Paid_Sub_Tax_Amount” field in the Data File,

(ii)           the statutory interest rate and accrual methodology from the State Interest Overview, and

(iii)          the number of days between the subsequent tax payment date in the Sources and January 7, 2025, and,

(c) for Selected Tax Liens not in Illinois, the product of (i) the statutory penalty rate and accrual methodology from the State Interest Overview and (ii) the “Total_Paid_Tax_Lien_Amount” field in the Data File; or

for Selected Tax Liens in Illinois, a $4.00 take notice fee in the Noticing Fee if the “Total_Paid_Recording_Amount” field in the Data File was greater than or equal to $14.28, else $0.

For Selected Tax Liens in Ohio, recompute the Interest Amount as the sum of the following:

(a)   interest amount accruals at purchase from the Ohio Transaction History Files;

(b)   interest amount payments from the Ohio Transaction History Files;

(c)   penalty amount accruals: recompute as the product of the Penalty Rate and the corresponding tax amount purchase in the Tax Certificate. If the corresponding tax amount purchase was listed in the Notice of Intent to Foreclose or Request for Foreclosure, the Company instructed us to consider the penalty amount accrual to be zero;

(d)   penalty amount payments from the Ohio Transaction History Files;

(e)   recoverable fees at purchase from the Ohio Transaction History Files; and,

(f)    recoverable fees payments from the Ohio Transaction History Files

Attribute	Instructions
Redemptive Value	Recompute as the sum of “Total_Paid_Tax_Lien_Amount,” “Redemptive_Interest_Due,” “Total_Paid_Recording_Amount,” and “Total_Paid_Sub_Tax_Amount” fields in the Data File.
Combined Redemptive Value	Recompute as the sum of “Total_Paid_Tax_Lien_Amount,” “Redemptive_Interest_Due,” “Total_Paid_Recording_Amount,” “Total_Paid_Overbid_Recoverable_Amount,” and “Total_Paid_Sub_Tax_Amount” fields in the Data File.

Exhibit E - Exception List

Selected Tax Lien #	Selected Tax Lien ID	Attribute	Per Data File	Per Sources/Instructions
3	2025-1-03	Address	(Redacted)	Not Available
4	2025-1-04	Market Value	$665,033.00	$108,000.00
5	2025-1-05	Interest Amount	$2,025.23	$2,859.14
6	2025-1-06	Interest Amount	$109.88	$155.13
23	2025-1-23	Interest Amount	$136.40	$163.68
24	2025-1-24	Interest Amount	$423.32	$634.98